EXHIBIT 10.01


                                    AGREEMENT


         THIS AGREEMENT (this "Agreement") is entered into as of June 5, 2001, by and among TKM GmbH i.G., a company with limited liability duly incorporated under the laws of the Federal Republic of Germany and Diether Klingelnberg with residence at Hainbuchenweg 5, B-4730 Hauset/Belgium (collectively "Purchasers"), on the one hand, and International Knife & Saw, Inc., a Delaware corporation ("Seller"), on the other hand.


                                    RECITALS:
                                    --------

         WHEREAS, Seller is the owner of all of the shares of IKS Klingelnberg GmbH, a company with limited liability duly organized and existing under the laws of the Federal Republic of Germany ("the Company") with registered offices at Remscheid, Germany and registered with the commercial court of the local court Remscheid under HR B 1463 and with a registered share capital of DM 6,000,000 (six million German marks) into shares with an aggregate par value of DM 6,000,000 (six million German marks) (the "Shares"); and

         WHEREAS, Seller has agreed to sell to Purchasers and Purchasers have agreed to purchase all of the Shares pursuant to the terms of this Agreement, the sale and transfer of the Shares to be executed by virtue of a separate written instrument subject to German law;

         NOW, THEREFORE, for and in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties, intending to be legally bound, agree as follows:

         1.   AGREEMENT

              1.1 Agreement to Sell and to Purchase On the terms and subject to the conditions set forth herein, Seller shall convey, sell, transfer and deliver the Shares to Purchasers at Closing free and clear of all liens, claims, security interests, options, charges, pledges and other restrictions or encumbrances of any nature whatsoever, pursuant to a separate instrument subject to German law (the "Conveyance Document");

              1.2 Terms of the Conveyance Document The Conveyance Document shall be in the form and substance attached hereto as Schedule 1.2.

              1.3 Price of Shares. The purchase price for the Shares is Eleven Million Seven Hundred Twenty Three Thousand Eight Hundred Fifty Eight and 38/100 United States Dollars ($11,723,858.38) (the "Purchase Price").

              1.4 Payment of Purchase Price. At Closing, Purchasers shall pay the Purchase Price in immediately available funds for the account of Seller to the Deutsche Bank account specified in Schedule 1.4 of this Agreement, in repayment of Seller's outstanding obligations of indebtedness to Deutsche Bank.

              1.5 Closing. The closing of the transactions contemplated herein ("Closing") shall take place in Duesseldorf, Germany on Monday, June 4, 2001 or as soon as practicable after signature of this Agreement by the parties and satisfaction of all conditions set forth in Sections 4.1 and 4.2, by execution of the Conveyance Document and delivery of the Purchase Price in accordance with
Section 1.4.

         2.   Representations and Warranties of Seller

              2.1 Organization, Good Standing, Authority and Enforceability. Seller is a corporation duly incorporated under the laws of the State of Delaware, United States of America. Seller has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller, has been effectively authorized by all necessary corporate action by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

              2.2 Agreement Not in Breach of Other Instruments. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not violate or result in a breach of any of the terms or provisions of, or constitute a default (or any event which, with notice or the passage of time, or both, would constitute a default) under, or conflict with or result in the termination of, or accelerate the performance required by, (i) any agreement, indenture or other instrument to which Seller is a party or by which it is bound, (ii) any judgment, decree, order or award of any court, governmental body or arbitrator by which Seller is bound, or (iii) any law, rule or regulation applicable to Seller. No authorization, consent, or approval of, or filing with, any governmental entity or other third party is necessary for the performance by Seller of its obligations under this Agreement.

              2.3 No Legal Bar.  Seller is not  prohibited  by any order,  writ, injunction, stay or decree of any body of competent jurisdiction from consummating the transactions contemplated by this Agreement and no such action or proceeding is pending against Seller which questions the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by Seller in connection herewith or in connection with any of the transactions contemplated hereby.

              2.4 Title to the Transferred Shares. Seller holds good legal and beneficial title to the Shares, free and clear of all liens, claims, security interests, options, charges, pledges and other restrictions or encumbrances of any nature whatsoever other than the pledge of the Shares to Deutsche Bank AG, Remscheid Branch ("Deutsche Bank").

              2.5 Broker or Finder. No financial advisor, finder agent or similar intermediary has acted on behalf of Seller in connection with this Agreement or the transactions contemplated hereby other than Jefferies & Co., Inc. ("Jefferies"), and there are no brokerage commissions, finder's fees or similar fees or commissions, payable by Seller in connection herewith, other than fees payable to Jefferies that are the sole responsibility of Seller.

         3.   REPRESENTATIONS AND WARRANTIES OF PURCHASERS.


              Purchasers hereby jointly and severally represent and warrant to Seller as follows:

              3.1 Organization, Good Standing, Authority and Enforceability. TKM GmbH i.G. is a company with limited liability (GmbH) duly incorporated under the laws of the Federal Republic of Germany. TKM i.G. has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchasers, has been effectively authorized by all necessary company action by Purchasers and constitutes a legal, valid and binding obligation of Purchasers, enforceable against Purchasers in accordance with its terms.

              3.2 Agreement Not in Breach of Other Instruments. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not violate or result in a breach of any of the terms or provisions of, or constitute a default (or any event which, with notice or the passage of time, or both, would constitute a default) under, or conflict with or result in the termination of, or accelerate the performance required by, (i) any agreement, indenture or other instrument to which Purchasers are (or either of them is) a party or by which they (or either of them is) are bound, (ii) the articles of incorporation, bylaws or other constitutive documents of Purchasers, (iii) any judgment, decree, order or award of any court, governmental body or arbitrator by which Purchasers are (or either of them is) bound, or (iv) any law, rule or regulation applicable to Purchasers (or either of them). No authorization, consent, or approval of, or filing with, any governmental entity or other third party is necessary for the performance by Purchasers of their obligations under this Agreement.

              3.3 No Legal Bar. Purchasers are not prohibited by any order, writ, injunction, stay or decree of any body of competent jurisdiction from consummating the transactions contemplated by this Agreement and no such action or proceeding is pending against Purchasers that questions the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by Purchasers in connection herewith or in connection with any of the transactions contemplated hereby.

              3.4 Broker or Finder. No financial advisor, finder agent or similar intermediary has acted on behalf of Purchasers in connection with this Agreement or the transactions contemplated hereby, and there are no brokerage commissions, finder's fees or similar fees or commissions, payable by Purchasers in connection herewith.

              3.5 Other. Purchasers do not have actual knowledge that any of the representations and warranties made by Seller in this Agreement are not true and correct.


         4.   CONDITIONS TO CLOSING,

              4.1 Conditions to Obligations of Purchasers. The obligations of Purchasers to consummate the transactions contemplated hereby shall be subject to the fulfillment, at or prior to the Closing Date, of the following conditions:

                   (a) Representations and Warranties True. The representations and warranties of Seller contained in this Agreement shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects on the date of Closing (the "Closing Date") with the same effect as if made on the Closing Date.

                   (b) Performance of Covenants. Each of the obligations of Seller to be performed by it pursuant to the terms of this Agreement shall have been duly performed in all material respects through the Closing Date.

                   (c) Conveyance Document. Purchasers shall have received the Conveyance Document, duly executed by Seller, for the valid transfer of the Shares to Purchasers under German law.

                   (d) Releases. Each of Purchasers, Mr. Thomas Meyer, Mr. Diether Klingelnberg and Deutsche Bank shall have received evidence of the execution of a Consent and Release, in the form attached hereto as Schedule 4.1(d), from or on behalf of holders of ___% in principal amount of the 11 3/8% Senior Subordinated Notes of Seller (the "Notes").

              4.2 Conditions to Obligations of Seller. The obligations of Seller to consummate the transactions contemplated hereby shall be subject to the fulfillment, at or prior to the Closing Date, of the following conditions:

                   (a) Representations and Warranties True. The representations and warranties of Purchasers contained in this Agreement shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects on the Closing Date with the same effect as if made on the Closing Date.

                   (b) Performance of Covenants. Each of the obligations of Purchasers to be performed by them pursuant to the terms of this Agreement shall have been duly performed in all material respects through the Closing Date.

                   (c) Payment of Purchase Price. Seller shall have received confirmation of the transfer of funds to Deutsche Bank as specified in Section
1.4 of this Agreement, and shall have received a written release of indebtedness and all related security interests of Deutsche Bank.


         5.   ADDITIONAL COVENANTS AND AGREEMENTS.

              5.1 Expenses. Each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated by this Agreement, including, but not limited to, the fees, costs and expenses of its own financial consultants, accountants and legal counsel. Notarial fees and transfer taxes related to the transfer of the Shares to Purchasers in Germany shall be paid by Purchasers.

              5.2   Survival   of    Representations    and   Warranties.    The
representations and warranties contained in Sections 2 and 3 of this Agreement shall survive the Closing indefinitely.

              5.3 Further Assurances. Each of Seller and Purchasers shall use its best efforts to consummate the transactions contemplated by this Agreement. In case at any time, including after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, each of Seller and Purchasers shall take such further action (including the execution and delivery of such further instruments and documents), as any party reasonably may request.

              5.4 Further Negotiations Regarding Disposition of Seller. After the Closing, Purchasers and Seller shall conduct negotiations in good faith together with the holders of the Notes concerning the possible sale or restructuring of Seller by Purchasers or persons or entities affiliated with Purchasers, provided that neither Seller nor Purchasers shall be obligated by this Section 5.5 or otherwise to enter into any agreements with regard to such possible sale or restructuring.

              5.5 Release. Effective as of the Closing, (i) each of Purchasers and Seller (on behalf of IKS, as defined below) ("Releasing Parties"), hereby forever and completely releases any and all claims of any kind or nature, whether direct, derivative or otherwise, relating to IKS Corporation, Seller and their direct and indirect subsidiaries (collectively, "IKS"), arising on or prior to the Closing, against each other, against Deutsche Bank AG, against Thomas Meyer, against any holders of the Notes who execute and deliver the Consent and Release Form in the form attached as Schedule 4.1(d), and against all of their respective affiliates, shareholders, directors, officers, employees, agents, advisors, attorneys, or representatives, and all of their respective heirs, representatives, predecessors, successors, and assigns (collectively, the "Released Parties"), including, without limitation, any claims arising from or related to ownership or sale of securities of IKS, claims under fraudulent conveyance, avoidance or other laws relating to creditors' rights generally, claims with respect to violations of federal securities laws, claims based upon any act or omission related to past service with, for, or on behalf of IKS and claims related to breaches of fiduciary obligations, excluding, however, any inter-company indebtedness; (ii) the Releasing Parties shall be forever precluded from asserting any claims released pursuant to clause
(i) hereof  against any of the Released  Parties,  or any of their  assets;  and
(iii) to the extent that any of the Releasing Parties receives any consideration on account of any claim released pursuant to this paragraph from any of the Released Parties, whether brought by one or more of the Releasing Parties or by any other party, such Releasing Parties hereby assign all of their right, title, and interest in and to such recovery to the Released Parties against whom such consideration is recovered. Nothing in this Agreement shall be deemed to constitute an admission of liability on the part of Purchasers, Seller or any of the Released Parties.

         6.   TERMINATION; REMEDIES.

              6.1 Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing Date by written notice delivered by Seller to Purchasers or by Purchasers to Seller, as the case may be, in the following instances:

                   (a) By Seller if there has been a material breach of a representation or warranty or a material failure to comply on the part of Purchasers with respect to any covenant on the part of Purchasers set forth herein.

                   (b) By Purchasers if there has been a material breach of a representation or warranty or a material failure to comply on the part of Seller with respect to any of the representations, warranties or covenants set forth herein.

                   (c) By either party upon written notice if the conditions precedent to the Closing have not been satisfied and the Closing completed on or before June 30, 2001.

              6.2 Liability in the Event of Termination. In the event of termination of this Agreement and the transactions contemplated hereby pursuant to Section 6.1(a) or 6.1(b) hereof, any party who has not breached this Agreement in any material respect may avail itself of all rights, powers and remedies now or hereafter existing at law or in equity or by statute or otherwise.

         7.   MISCELLANEOUS.


              7.1 Amendments. This Agreement shall not be modified or amended except by an instrument in writing signed by or on behalf of all of the parties hereto.

              7.2 Successors; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted transferees and assignees. Neither this Agreement nor any interest herein may, directly or indirectly, be transferred or assigned by any party, in whole or in part, without the written consent of the other parties.

              7.3 Notices. All notices, requests, demands and other communications to be delivered hereunder shall be in writing and shall be delivered by hand, by express mail services, by registered or certified mail, postage prepaid, at or to the addresses set forth on Schedule 7.3 attached hereto or to such other address or to such other person as any party shall have last designated by written notice to the other parties. Notices, requests, demands and other communications so delivered shall be deemed given upon receipt.

              7.4 Waiver. If any party expressly waives in writing an unsatisfied condition, representation, warranty, undertaking, covenant or agreement (or portion thereof) set forth herein, the waiving party shall thereafter be barred from recovering, and thereafter shall not seek to recover, any damages, claims, losses, liabilities or expenses, including, without limitation, legal and other expenses, from the other parties in respect of the matter or matters so waived. Any such waiver shall not constitute a covenant to waive any such matter or matters in the future.

              7.5 Severability. If any term or provision of this Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Agreement and any other application of such term or provision shall not be affected thereby.

              7.6 No Third Party Beneficiary. This Agreement is for the benefit of, and may be enforced by, Seller and Purchasers, and their respective successors and permitted transferees and assignees, and is not for the benefit of, and may not be enforced by, any third parties other than Released Parties.

              7.7 Applicable Law. This Agreement shall be governed by, and construed and enforced in accordance with, the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

              7.8 Counterparts. This Agreement may be executed in two or more counterparts and by the parties on separate counterparts, all of which shall be considered one and the same agreement, and each of which shall be deemed an original.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first set forth above.

SELLER:                                   PURCHASERS:

International Knife & Saw, Inc.           TKM GmbH



By: /s/ W. Schult                         By: /s/ Thomas Meyer
    --------------------------               -----------------------------

Name: W. Schult                           Name: Thomas Meyer
      -----------------------                   --------------------------

Title: EVP - CFO                          Title:



                                           /s/ Diether Klingelnberg
                                           -----------------------------------
                                           Diether Klingelnberg

Schedules


1.2           German Conveyance Document (Notarial Deed) (attached)

1.4           Deutsche Bank Account

              Deutsche Bank AG, Remscheid Branch
              Account Number:  523 9009 USD (BLZ 340 70093)


4.1(d)   Consent and Release Form (attached)

7.3      Notice Addresses

         Purchaser:   TKM GmbH
                      In der Fleute 18
                      42897 Remscheid, Germany
                      Attention:  Managing Director

         Seller:      International Knife & Saw, Inc.
                      1299 Cox Avenue
                      Erlanger, KY 41018 USA
                      Attention:  Board of Directors